GRAYSCALE FUNDS TRUST

SUPPLEMENT DATED JUNE 26, 2026

TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR EACH OF THE FUNDS LISTED IN SCHEDULE A

(EACH, A “FUND,” AND TOGETHER, THE “FUNDS”)

This Supplement updates and amends certain information contained in each Fund’s currently effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with those documents.

Removal of the Cayman Subsidiaries

The Board of Trustees (the “Board”) of Grayscale Funds Trust (the “Trust”) has approved certain changes to the principal investment strategies and related disclosure of each of the Funds. Effective June 26, 2026 (the “Effective Date”), each Fund will cease obtaining its exposure to options that reference one or more digital asset exchange-traded products or an index of digital asset exchange-traded products through a wholly-owned subsidiary organized under the laws of the Cayman Islands (each, a “Subsidiary”), and on and after the Effective Date each Fund will hold its options contracts directly. Each Subsidiary will be liquidated and dissolved as soon as practicable following the Effective Date.

For each Fund, the Fund’s Summary Prospectus and Prospectus are hereby supplemented as follows, effective as of the Effective Date.

Changes to Principal Investment Strategy

The following disclosure replaces and supersedes, in its entirety, the paragraph in the section titled “Principal Investment Strategy” in each Fund’s Summary Prospectus, and the corresponding paragraph in the section titled “Additional Information About the Fund — Principal Investment Strategy” in each Fund’s Prospectus, in each case beginning with the words “The Fund seeks to gain fully synthetic exposure”:

“The Fund will hold its options contracts directly. The Fund will no longer seek to obtain exposure to options contracts through a wholly-owned subsidiary organized under the laws of the Cayman Islands. Pending completion of the wind-up of the Subsidiary, any residual interest in the Subsidiary is expected to relate solely to the liquidation and dissolution of the Subsidiary and not to the Fund’s options exposure.”

The following disclosure replaces and supersedes, in its entirety, the sentence in the section titled “Principal Investment Strategy” in each Fund’s Summary Prospectus, and the corresponding sentence in the section titled “Additional Information About the Fund — Principal Investment Strategy” in each Fund’s Prospectus, in each case beginning with the words “Due to certain tests that must be met in order to qualify as a [RIC]”:

“The Fund may utilize reverse repurchase agreements to help maintain the desired level of exposure to its options contracts, subject to the Fund’s investment policies and applicable limitations under the 1940 Act.”

Any other reference in any Fund’s Summary Prospectus or Prospectus to the Fund’s investment in or through a wholly-owned Cayman Islands subsidiary, the approximate allocation of the Fund’s assets to such subsidiary, or the inclusion of the subsidiary’s investment strategies and risks within those of the Fund, is hereby deleted solely to the extent such reference relates to the Fund’s former investment in or through the Subsidiary.

Changes to Principal Investment Risks

The risk factor titled “Subsidiary Investment Risk” is deleted in its entirety from each Fund’s Summary Prospectus and Prospectus, including from the section titled “Additional Information About the Fund — Principal Investment Risks” in each Fund’s Prospectus. Except as expressly provided in this Supplement, all other principal risk disclosure in each Fund’s Summary Prospectus and Prospectus remains unchanged, in each case, as applicable to the Subsidiary. Except as expressly provided in this Supplement, the SAI disclosure regarding each Fund’s qualification as a regulated investment company and the risks associated with such qualification remains unchanged.

Changes to Statement of Additional Information

The SAI of each Fund is correspondingly amended to delete all references to the Fund’s wholly-owned Cayman Islands subsidiary solely to the extent such references relate to the Fund’s former investment in or through the Subsidiary, including, without limitation, references in the sections addressing the Fund’s investment policies, taxation, custody, audit, and management of the Trust.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
Grayscale Bitcoin Covered Call ETF	May 1, 2026
Grayscale Bitcoin Premium Income ETF	May 1, 2026
Grayscale Ethereum Covered Call ETF	May 1, 2026

Other

Except as set forth above, each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information remain unchanged and in full force and effect.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.